Exhibit 99.1

Quantum-Si Reports Third Quarter 2025 Financial Results
Announces Successful Sequencing on Prototype Proteus Unit, Development Program Remains
On-Track

BRANFORD, Conn. -- (BUSINESS WIRE) -- November 5, 2025 -- Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), a proteomics technology company redefining protein analysis through single-molecule detection, today announced financial results for the third quarter ended September 30, 2025.

Press Release Highlights

•Reported revenue of $552,000 for the third quarter of 2025
•Announced successful sequencing runs on a prototype Proteus system. The development program remains on track.
•Highlighted early success with instrument placement program, providing increased access to academic customers
•Highlighted recent launch and benefits of version 4 Sequencing Kit
•Confirmed version 3 Library Prep Kit for low input samples remains on track for launch before year-end 2025
•Highlighted the Company’s upcoming Investor and Analyst Day on Wednesday, November 19, 2025

“During the third quarter we launched a range of instrument acquisition options to help overcome the headwinds associated with the NIH funding uncertainty and our results thus far have been promising”, said Jeff Hawkins, President and Chief Executive Officer of Quantum-Si. “In addition to placements of Platinum Pro through traditional capital sales in the quarter, our instrument placement program allowed us to deploy our sequencing technology to several new academic customers who were previously unable to acquire the platform in the current capital spending environment. Increasing the number of customers utilizing our technology is expected to help us fulfill the goals of driving greater awareness, enabling studies that will drive publications, and capturing consumable volume and revenue. As we move forward, we will continue to use a mix of instrument acquisition options to increase the awareness of our technology and build momentum towards our future Proteus platform launch.”

Hawkins continued, “On the development front, we continue to achieve goals that we have set for ourselves, including delivering on the version 4 Sequencing Kit launch in early September and remaining on track for our version 3 Library Prep Kit launch before year end. Finally, we achieved a major milestone by demonstrating successful sequencing on a prototype Proteus system and remain on track to deliver this transformative platform in second half of 2026. We will have updates on all these initiatives, as well as a deeper dive into our Proteus platform development program and future roadmap at our Investor and Analyst Day on November 19th.”

Third Quarter 2025 Financial Results

For the third quarter of 2025, the Company recorded revenue of $552,000. Gross profit was $194,000 and gross margin was 35%. For the nine months ended September 30, 2025, the Company recorded revenue of $2.0 million, gross profit of $1.0 million, and gross margin of 52%. The periodic gross margin rate is expected to be variable in the near term as the Company works through the initial stages of commercialization as well as the timing and mix of product sales between instruments and consumable kits.

Total operating expenses were $40.0 million in the third quarter of 2025, compared to $28.5 million for the same period in the prior year, and $96.0 million for the nine months ended September 30, 2025, compared to $78.9 million for the same period in the prior year. Adjusted total operating expenses were $21.4 million in the third quarter of 2025 compared to $26.0 million for the same period in the prior year, and adjusted total operating expenses for the nine months ended September 30, 2025 were $68.1 million compared to $72.3 million for the same period in the prior year. The Company continues to manage its operating expenses tightly, while fully funding its Proteus development program.

Net loss was $35.7 million in the third quarter of 2025, compared to a net loss of $25.3 million in the same period of the prior year, and net loss was $83.7 million for the nine months ended September 30, 2025, compared to a net loss of $67.9 million for the same period in the prior year. Adjusted EBITDA was negative $20.1 million in the third quarter of 2025, compared to negative $24.5 million in the same period of the prior year, and negative $63.7 million for the nine months ended September 30, 2025, compared to negative $67.7 million for the same period in the prior year. A reconciliation of the non-GAAP financial measures adjusted total operating expenses and adjusted EBITDA is provided in a table included in this press release. Included in total operating expenses and net loss are two one-time charges associated with legacy litigation cases that were settled during the third quarter of 2025 for a total charge of $15.4 million.

As of September 30, 2025, the Company’s cash and cash equivalents and investments in marketable securities, were $230.5 million, which is anticipated to carry operations into the second quarter of 2028.
Webcast and Conference Call Information
Quantum-Si will host a conference call to discuss its third quarter 2025 financial results on Wednesday, November 5, 2025, at 4:30 p.m. Eastern Time. Individuals interested in listening to the conference call may do so by joining the live webcast in the Investors section of the Quantum-Si website under Events & Presentations. Alternatively, individuals can register here to receive a dial-in number and personalized PIN to participate in the call. An archived webcast of the event will be available for replay following the event.
Investor Day

The Company will host an Investor and Analyst Day on Wednesday, November 19th beginning at 10:00 a.m. Eastern Time in New York. Limited space for the professional fund manager and analyst community is available through reservation, as well as ability to attend the meeting virtually for all shareholders and interested parties. Live participants should contact Investor Relations to make a reservation; all others can register here to attend virtually.
About Quantum-Si Incorporated

Quantum-Si is transforming proteomics with a benchtop platform that brings single-molecule protein analysis to every lab, everywhere. The Company’s platform enables real-time kinetic-based detection and allows researchers to move beyond traditional, multistep workflows and directly access dynamic, functional protein insights with unparalleled resolution. By making protein analysis simpler, faster, and more informative, Quantum-Si is accelerating proteomic discoveries to improve the way we live. Learn more at quantum-si.com or follow us on LinkedIn or X.
Use of Non-GAAP Financial Measures
This press release presents the non-GAAP financial measures “adjusted total operating expenses” and “adjusted EBITDA.” The most directly comparable measures for these non-GAAP financial measures are total operating expenses and net loss. The Company has included below adjusted total operating expenses, which presents the Company’s total operating expenses after excluding stock-based compensation, net lease termination expense, legal settlement expense, net of insurance proceeds, restructuring costs and other non-recurring operating expenses. In addition, adjusted EBITDA further excludes interest, taxes, depreciation, amortization, dividend and interest income, changes in fair value of warrant liabilities and other income or expense.
A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2025.
Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and development and commercialization of products and services, its anticipated cash runway, anticipated data and product launches, investor confidence in Quantum-Si and our strategic roadmap, and any financial guidance for 2025. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A common stock on The Nasdaq Stock Market; the ability of the Company to grow and manage growth profitably and retain its key employees; the Company’s ongoing leadership transitions; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product development and commercialization activities, including the use and benefit of artificial intelligence in these and other activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized Platinum® protein sequencing instruments and kits and the Company’s other products once commercialized; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing lease, license, manufacture and supply agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others; the Company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

QUANTUM-SI INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and par value amounts)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$30,910	$49,241
Marketable securities, current	194,934	160,362
Accounts receivable, net of allowance of $140 and $124, respectively	755	1,333
Legal settlement insurance receivable	4,638	—
Inventory	3,513	4,067
Prepaid expenses and other current assets	3,240	3,006
Total current assets	237,990	218,009
Marketable securities, non-current	4,691	—
Property and equipment, net	13,374	15,993
Operating lease right-of-use assets	3,839	13,061
Other assets	233	808
Total assets	$260,127	$247,871
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,346	$1,931
Accrued payroll and payroll-related costs	4,776	5,331
Accrued contracted services	3,027	2,379
Accrued legal settlement liability	8,000	—
Accrued expenses and other current liabilities	2,096	4,848
Warrant liabilities, current	1,073	—
Current portion of operating lease liabilities	1,829	3,698
Total current liabilities	22,147	18,187
Warrant liabilities, non-current	—	4,995
Operating lease liabilities	2,781	9,250
Other long-term liabilities	40	19
Total liabilities	24,968	32,451
Stockholders’ equity:
Class A Common stock, $0.0001 par value; 600,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 195,520,747 and 146,953,271 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	20	16
Class B Common stock, $0.0001 par value; 27,000,000 shares authorized as of September 30, 2025 and December 31, 2024; 19,937,500 shares issued and outstanding as of September 30, 2025 and December 31, 2024	2	2
Additional paid-in capital	915,452	811,998
Accumulated other comprehensive income	54	45
Accumulated deficit	(680,369)	(596,641)
Total stockholders’ equity	235,159	215,420
Total liabilities and stockholders’ equity	$260,127	$247,871

QUANTUM-SI INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Revenue
Product	$505	$764	$1,871	$1,776
Service	47	23	114	90
Total revenue	552	787	1,985	1,866

Cost of revenue
Product	353	416	920	835
Service	5	4	34	41
Total cost of revenue	358	420	954	876

Gross profit	194	367	1,031	990

Operating expenses:
Research and development	13,883	16,171	42,813	42,653
Selling, general and administrative	10,707	12,284	34,484	36,236
Lease termination expense, net	13,577	—	13,577	—
Legal settlement expense, net of insurance proceeds	1,800	—	5,162	—
Total operating expenses	39,967	28,455	96,036	78,889
Loss from operations	(39,773)	(28,088)	(95,005)	(77,899)
Dividend and interest income	2,580	2,688	7,439	9,149
Change in fair value of warrant liabilities	1,516	121	3,923	917
Other (expense) income, net	(7)	9	(35)	(10)
Loss before provision for income taxes	(35,684)	(25,270)	(83,678)	(67,843)
Provision for income taxes	(19)	(43)	(50)	(43)
Net loss	$(35,703)	$(25,313)	$(83,728)	$(67,886)

Net loss per common share attributable to common stockholders, basic and diluted	$(0.17)	$(0.18)	$(0.44)	$(0.48)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	209,041	142,399	191,754	142,039

Other comprehensive income (loss)
Net unrealized gain (loss) on marketable securities, net of tax	$102	$163	$(5)	$163
Foreign currency translation adjustment	(8)	(3)	14	(10)
Total other comprehensive income, net of tax	94	160	9	153
Comprehensive loss	$(35,609)	$(25,153)	$(83,719)	$(67,733)

QUANTUM-SI INCORPORATED
RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net loss	$(35,703)	$(25,313)	$(83,728)	$(67,886)
Adjustments to reconcile to EBITDA:
Dividend and interest income	(2,580)	(2,688)	(7,439)	(9,149)
Depreciation and amortization	1,173	1,158	3,281	3,606
Income tax provision	19	43	50	43
EBITDA	(37,091)	(26,800)	(87,836)	(73,386)
Adjustments to reconcile to Adjusted EBITDA:
Change in fair value of warrant liabilities	(1,516)	(121)	(3,923)	(917)
Other expense (income), net	7	(9)	35	10
Stock-based compensation	2,827	2,394	7,978	6,403
Lease termination expense, net	13,577	—	13,577	—
Legal settlement expense, net of insurance proceeds	1,800	—	5,162	—
Restructuring costs	(39)	23	281	197
Other non-recurring operating expenses	367	—	978	—
Adjusted EBITDA	$(20,068)	$(24,513)	$(63,748)	$(67,693)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Total operating expenses	$39,967	$28,455	$96,036	$78,889
Adjustments to reconcile to Adjusted total operating expenses:
Stock-based compensation	(2,827)	(2,394)	(7,978)	(6,403)
Lease termination expense, net	(13,577)	—	(13,577)	—
Legal settlement expense, net of insurance proceeds	(1,800)	—	(5,162)	—
Restructuring costs	39	(23)	(281)	(197)
Other non-recurring operating expenses	(367)	—	(978)	—
Adjusted total operating expenses	$21,435	$26,038	$68,060	$72,289

Contacts
Investor and Media:
Jeff Keyes
Chief Financial Officer
ir@quantum-si.com

Source: Quantum-Si Incorporated